UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2012

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

8850 Double Diamond Pkwy. Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.03	Bankruptcy or Receivership

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 9.01	Financial Statements and Exhibits

SIGNATURES

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Item 1.03	Bankruptcy or Receivership.

The information contained in Item 2.01 of this Form 8-K is incorporated herein by reference. As of October 1, 2012, there were 11,874,634 shares of the Company’s common stock outstanding.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2012, GameTech International, Inc. (the “Company”) completed the sale of substantially all of its assets to YI GT Acquisition, Inc. (“Buyer”) pursuant to an Asset Purchase Agreement dated August 8, 2012 (the “Purchase Agreement”) by and among the Company, its wholly owned subsidiaries, GameTech Arizona Corp., GameTech Canada Corp. and GameTech Mexico S. de R.L. de C.V. (collectively, the “Subsidiaries”), Buyer and Yuri Itkis Gaming Trust (“Yuri Itkis”).  The sale was effected pursuant to the Purchase Agreement entered into in connection with Company’s and Subsidiaries’ voluntary petition filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 (the “Bankruptcy”) of the United States Bankruptcy Code. The Bankruptcy Court approved, among other things, the Purchase Agreement by interim Order on August 21, 2012, as further described in the Company’s Current Report on Form 8-K filed August 30, 2012. After allowing time for other bidders and objections, the Bankruptcy Court approved the sale of substantially all of the Company’s assets to Buyer pursuant to the terms and conditions of the Purchase Agreement by order on September 27, 2012, a copy of which is attached as Exhibit 2.1 and incorporated herein by reference.

In consideration for the sale of its assets, the Company received (i) credit of all the Company’s outstanding indebtedness under its loan agreement with Yuri Itkis which, as of September 27, 2012, totaled approximately $17.1 million; (ii) cash in an amount equal to $2,500,000; (iii) the assumption of the Assumed Obligations (as defined in the Purchase Agreement); and (iv) payment of all Sales Taxes (as defined in the Purchase Agreement).

The foregoing description of the Purchase Agreement does not purport to be a complete description of all terms of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is set forth as Exhibit A to Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

2.1	Order dated September 27, 2012 of the Bankruptcy Court

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMETECH INTERNATIONAL, INC.

By:	/s/ Andrew Robinson
Andrew Robinson
Senior Vice President & Chief Financial Officer

Dated:   October 2, 2012

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